                                                                    EXHIBIT 99.1

Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
August, 1999
Payment: September 15, 1999

              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                           Distribution Date: September 15, 1999

                                                                                                 Per $1,000
Securitized Net Interest Margin Certificates                                                      Original
--------------------------------------------                                                     ----------
1.   Amount Available                                                           626,470.28

Interest

2.   Aggregate Interest                                                         140,589.43       1.52153063

3.   Amount Applied to:

     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                                           140,589.43

Principal

6.   Current month's principal distribution                                     485,880.85       5.25845076

7.   Remaining outstanding principal balance                                 21,005,497.24      227.3322212
     Pool Factor                                                                0.22733222

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                                418,408,312.17**

9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial                                       1,993,222.16

10.  Weighted average CPR                                                           14.62%

11.  Weighted average CDR                                                            2.29%

12.  Annualized net loss percentage                                                  1.40%

13.  Delinquency             30-59 day                                               1.16%
                             60-89 day                                               0.38%
                             90+ day                                                 0.49%
                             Total 30+                                               2.03%


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 8/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
August, 1999
Payment: September 15, 1999

                                               Fee Assets
                          ---------------------------------------------------
                                Guarantee            Inside         Fee Asset
                                   Fees               Refi            Total
                          ---------------------------------------------------

GTFC 1994-1                     227,404.53        55,360.25       282,764.78
GTFC 1994-2                           0.00             0.00             0.00
GTFC 1994-3                           0.00             0.00             0.00
GTFC 1994-4                           0.00             0.00             0.00
                          ---------------------------------------------------
                                227,404.53        55,360.25       282,764.78

Total amount of Guarantee Fees and
     Inside Refinance Payments                                    282,764.78

Subordinated Servicing Fees                                       253,932.57

Payment on Finance 1 Note                                         536,697.35

Allocable to Interest (current)                                         0.00

Allocable to accrued but unpaid Interest                                0.00

Accrued and unpaid Trustee Fees                                         0.00

Allocable to Principal                                                  0.00

Finance 1 Note Principal Balance                                        0.00

Green Tree Financial
Net Interest Margin Trust 1994-B
August, 1999
Payment: September 15, 1999

                                                  Inside
                                  Residual         Refi           Total
                          ------------------------------------------------
GTFC 1994-1                            0.00           0.00           0.00
GTFC 1994-2                       26,811.17      26,116.80      52,927.97
GTFC 1994-3                            0.00      11,484.58      11,484.58
GTFC 1994-4                            0.00      25,360.38      25,360.38
                          ------------------------------------------------
                                  26,811.17      62,961.76      89,772.93

                          Total Residual and Inside
                              Refinance Payments                89,772.93